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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 8, 1998
                                                  ---------------

                           CAMCO FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           DELAWARE                    0-25196                 51-0110823
           --------                    -------                 ----------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)




                 814 Wheeling Avenue, Cambridge, Ohio     45725-0708
               -----------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code:          (614) 432-5641
                                                    ----------------------------



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ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

                   On July 28, 1997, Camco Financial Corporation, a Delaware corporation ("Camco"), GF Bancorp, Inc., a Delaware corporation ("GFBC"), First Federal Savings Bank of Washington Court House, a federal savings bank and wholly-owned subsidiary of Camco ("First Federal") and Germantown Federal Savings Bank, a federal savings bank and wholly-owned subsidiary of GFBC ("Germantown Federal") entered into an Agreement of Merger and Plan of Reorganization, (the "Agreement"), providing for the merger of GFBC with and into Camco (the "Merger") and the merger of Germantown Federal with and into First Federal (the "Bank Merger"). The stockholders of GFBC adopted the Agreement at a Special Meeting held on December 16, 1997. The Merger and the Bank Merger were approved by the Office of Thrift Supervision on December 24, 1997, and became effective on January 8, 1998, at 11:59 p.m. and on January 9, 1998, at 12:01 a.m., respectively.

                   In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of GFBC common stock were cancelled and extinguished at the effective time of the Merger in consideration and exchange for 1.32 shares of Camco common stock (the "Per Share Merger Consideration") and an appropriate fraction of $25.70 in cash for any fractional shares created. At the effective time of the Merger, there were 320,705 shares of GFBC issued and outstanding. Therefore, the aggregate Per Share Merger Consideration to be paid by Camco is approximately 423,330 shares of Camco common stock.

Item 7.  Financial Statements and Exhibits.
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                   (a)  Financial statements of the acquired business reported in Item 2 will be filed by amendment to this Form 8-K within 60 days of January 23, 1998, if required.

                   (b) Pro forma financial information for the transaction reported in item 2 will be filed by amendment to this Form 8-K within 60 days of January 23, 1998, if required.

                   (c)  Exhibits - News release of Camco dated January 9, 1998.

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit Number                      Description
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99                                  News Release of Camco Financial Corporation
                                    dated January 9, 1998.




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                                   SIGNATURES
                                   ----------

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CAMCO FINANCIAL CORPORATION



                                             By:   /s/ Larry A. Caldwell
                                                 -------------------------------
                                                   Larry A. Caldwell, President

Date:  January 22, 1998